Exhibit 99.1


            E*TRADE FINANCIAL Corporation Announces Strong
     Third Quarter Results; Narrows 2006 Earnings Guidance Range



    NEW YORK--(BUSINESS WIRE)--Oct. 18, 2006--
    --  Net Income of $153 million

    -- Earnings of $0.35 per share, or $0.36(1) per share excluding acquisition-related integration expenses

    --  Total Net Revenue of $582 million

    -- Record Net Operating Interest Income after Provision for Loan Losses of $343 million

    --  Enterprise Net Interest Spread of 286 basis points

    --  Organic growth of $1.5 billion in Total Customer Cash and
        Deposits

    --  Total Retail Client Assets of $185 billion

    -- Narrowed 2006 earnings guidance to $1.45 - $1.50 per share, excluding $0.05 of acquisition-related integration expenses, resulting in $1.40 - $1.45 per share on a GAAP basis

    E*TRADE FINANCIAL Corporation (NYSE: ET) today announced results for its third quarter ended September 30, 2006, reporting net income of $153 million, or $0.35 per share compared to $107 million, or $0.28 per share a year ago. Excluding acquisition-related integration expenses, the Company earned $0.36 per share(1). Total net revenue for the third quarter increased 39 percent year over year to $582 million. Net operating interest income after provision for loan losses increased 68 percent year over year to a record $343 million - representing 59 percent of total net revenue. The Company's record net operating interest income was the combined result of a 42 percent increase in enterprise interest-earning assets and a 34 basis point increase in enterprise net interest spread compared to the year ago period. Non-interest revenue increased 11 percent year over year to $239 million with higher commission-related revenue and lower gain on sales of loans and securities, net.

    The Company also narrowed its 2006 earnings guidance range to $1.45 - $1.50 per share from the previous range of $1.42 - $1.52. As previously indicated, this range excludes $0.05 per share of acquisition-related integration expenses. This $0.05 was realized throughout the first three quarters of 2006. Including these expenses, the Company now expects to earn $1.40 - $1.45 per share on a GAAP basis in 2006, narrowed from the previous range of $1.37 - $1.47 per share.

    "In the third quarter we generated growth in client assets and cash, fueled by expanded customer engagement across our suite of value-oriented financial solutions," said Mitchell H. Caplan, Chief Executive Officer, E*TRADE FINANCIAL Corporation. "Our success is a testament to our integrated business model, which delivers quality results through various market conditions. As we expand globally by exporting our proven US value proposition to our international locations, we are extremely optimistic about the long-term growth potential of the franchise."

    Other selected highlights:

    -- Introduced flat $9.99 Canadian equity commissions and strengthened value proposition for Canadian Mass Affluent customers

    -- Launched new website and highly competitive flat-fee pricing in Germany

    -- Announced a tender offer for an additional 20 percent of the shares of IL&FS Investsmart Limited, one of India's leading financial services organizations, providing a complete range of Financial Management Solutions for Retail and Institutional customers

    -- Closed the acquisition of Retirement Advisors of America, a Texas-based asset management firm with over $1 billion in assets under management

    -- Received an upgrade to the Company's senior debt rating from Dominion Bond Rating Service

    -- Received top honors for the second year in a row in Keynote Systems' Annual Brokerage Website rankings for Site
        Reliability and Site Responsiveness

    -- Named Best International Stockbroker by Investor's Chronicle, a leading UK-based investing magazine

    Historical monthly metric data from January 2003 to September 2006 can be found on the E*TRADE FINANCIAL investor relations site at www.etrade.com.

    About E*TRADE FINANCIAL

    The E*TRADE FINANCIAL family of companies provides financial services including trading, investing, banking and lending for Retail and Institutional customers. Securities products and services are offered by E*TRADE Securities LLC (Member NASD/SIPC). Bank and lending products and services are offered by E*TRADE Bank, a Federal savings bank, Member FDIC, or its subsidiaries.

    Important Notice

    E*TRADE FINANCIAL and the E*TRADE FINANCIAL logo are registered trademarks or trademarks of E*TRADE FINANCIAL Corporation. The statements contained in this news release that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. The uncertainties and risks include, but are not limited to, changes in market activity, anticipated increases in the rate of new customer acquisition, the conversion of new visitors to the site to customers, the activity of customers and assets held at the institution, seasonality, the development and enhancement of products and services, competitive pressures (including price competition), system failures, economic and political conditions, changes in consumer behavior and the introduction of competing products having technological and/or other advantages. Further information about these risks and uncertainties can be found in the information included in the annual reports previously filed by E*TRADE FINANCIAL Corporation with the SEC on Form 10-K (including information under the caption "Risk Factors") and quarterly reports on Form 10-Q.

    (C) 2006 E*TRADE FINANCIAL Corporation. All rights reserved.

    FINANCIAL STATEMENTS

            E*TRADE FINANCIAL CORPORATION AND SUBSIDIARIES



                   Consolidated Statement of Income
               (In thousands, except per share amounts)
                             (Unaudited)

                          Three Months Ended      Nine Months Ended
                             September 30,          September 30,
                         --------------------- -----------------------
                            2006       2005       2006        2005
                         ---------- ---------- ----------- -----------

 Revenue:
  Operating interest
   income                $ 731,429  $ 424,114  $1,986,096  $1,148,384
  Operating interest
   expense                (376,293)  (207,101)   (961,569)   (535,532)
                         ---------- ---------- ----------- -----------
   Net operating
    interest income        355,136    217,013   1,024,527     612,852
  Provision for loan
   losses                  (12,547)   (12,909)    (33,014)    (37,946)
                         ---------- ---------- ----------- -----------
   Net operating
    interest income
    after provision for
    loan losses            342,589    204,104     991,513     574,906
                         ---------- ---------- ----------- -----------
  Commission               133,606    114,278     476,771     323,111
  Service charges and
   fees                     33,910     32,893      99,540     100,639
  Principal transactions    22,697     23,793      84,979      75,547
  Gain on sales of loans
   and securities, net      16,003     21,850      38,738      84,121
  Other revenue             32,961     22,918      99,932      66,596
                         ---------- ---------- ----------- -----------
   Total non-interest
    income                 239,177    215,732     799,960     650,014
                         ---------- ---------- ----------- -----------
   Total net revenue       581,766    419,836   1,791,473   1,224,920
                         ---------- ---------- ----------- -----------
 Expense excluding
  interest:
  Compensation and
   benefits                110,705    103,084     352,334     280,472
  Clearing and servicing    62,500     46,930     189,926     132,720
  Advertising and market
   development              23,914     21,188      89,115      74,252
  Communications            25,576     18,210      84,818      54,650
  Professional services     20,741     16,703      71,715      53,168
  Depreciation and
   amortization             18,565     18,443      56,181      53,310
  Occupancy and
   equipment                22,150     16,249      63,082      50,673
  Amortization of other
   intangibles              12,087      4,382      35,391      13,751
  Facility restructuring
   and other exit
   activities               16,684       (469)     19,315         495
  Other                     45,675     23,129     101,888      65,917
                         ---------- ---------- ----------- -----------
   Total expense
    excluding interest     358,597    267,849   1,063,765     779,408
                         ---------- ---------- ----------- -----------
 Income before other
  income (expense),
  income taxes, minority
  interest, discontinued
  operations and
  cumulative effect of
  accounting change        223,169    151,987     727,708     445,512
 Other income (expense):
  Corporate interest
   income                    1,942      3,409       6,091       7,796
  Corporate interest
   expense                 (37,964)   (13,783)   (114,586)    (36,975)
  Gain on sales and
   impairment of
   investments              26,991     22,028      59,897      68,172
  Loss on early
   extinguishment of
   debt                          -          -        (703)          -
  Equity in income of
   investments and
   venture funds             2,519      3,103       1,701       7,142
                         ---------- ---------- ----------- -----------
   Total other income
    (expense)               (6,512)    14,757     (47,600)     46,135
                         ---------- ---------- ----------- -----------
 Income before income
  taxes, minority
  interest, discontinued
  operations and
  cumulative effect of
  accounting change        216,657    166,744     680,108     491,647
 Income tax expense         66,429     57,606     230,204     170,862
 Minority interest in
  subsidiaries                   -          -           -          58
                         ---------- ---------- ----------- -----------
 Net income from
  continuing operations    150,228    109,138     449,904     320,727
 Discontinued
  operations, net of
  tax:
  Loss from discontinued
   operations                    -     (3,464)       (721)    (18,901)
  Gain (loss) on
   disposal of
   discontinued
   operations                3,021        171       3,021      (2,420)
                         ---------- ---------- ----------- -----------
 Net gain (loss) from
  discontinued
  operations                 3,021     (3,293)      2,300     (21,321)
 Cumulative effect of
  accounting change, net
  of tax                         -      1,646           -       1,646
                         ---------- ---------- ----------- -----------
 Net income              $ 153,249  $ 107,491  $  452,204  $  301,052
                         ========== ========== =========== ===========

 Basic earnings per
  share from continuing
  operations             $    0.35  $    0.30  $     1.07  $     0.88
 Basic earnings (loss)
  per share from
  discontinued
  operations                  0.01      (0.01)       0.01       (0.06)
 Basic earnings per
  share from cumulative
  effect of accounting
  change                         -       0.00           -        0.00
                         ---------- ---------- ----------- -----------
 Basic net earnings per
  share                  $    0.36  $    0.29  $     1.08  $     0.82
                         ========== ========== =========== ===========

 Diluted earnings per
  share from continuing
  operations             $    0.34  $    0.29  $     1.03  $     0.85
 Diluted earnings (loss)
  per share from
  discontinued
  operations                  0.01      (0.01)       0.00       (0.06)
 Diluted earnings per
  share from cumulative
  effect of accounting
  change                         -       0.00           -        0.00
                         ---------- ---------- ----------- -----------
 Diluted net earnings
  per share              $    0.35  $    0.28  $     1.03  $     0.79
                         ========== ========== =========== ===========
 Shares used in
  computation of per
  share data:
   Basic                   423,736    367,342     420,148     366,215
   Diluted                 438,883    382,031     436,959     379,768


            E*TRADE FINANCIAL CORPORATION AND SUBSIDIARIES



                   Consolidated Statement of Income
               (In thousands, except per share amounts)
                             (Unaudited)


                                          Three Months Ended
                                 -------------------------------------
                                 September 30, June 30,  September 30,
                                     2006        2006        2005
                                 ------------ ---------- -------------
 Revenue:
  Operating interest income      $   731,429  $ 660,373  $    424,114
  Operating interest expense        (376,293)  (315,771)     (207,101)
                                 ------------ ---------- -------------
   Net operating interest income     355,136    344,602       217,013
  Provision for loan losses          (12,547)   (10,270)      (12,909)
                                 ------------ ---------- -------------
   Net operating interest income
    after provision for loan
    losses                           342,589    334,332       204,104
                                 ------------ ---------- -------------
  Commission                         133,606    167,296       114,278
  Service charges and fees            33,910     33,640        32,893
  Principal transactions              22,697     31,590        23,793
  Gain on sales of loans and
   securities, net                    16,003     11,107        21,850
  Other revenue                       32,961     33,393        22,918
                                 ------------ ---------- -------------
   Total non-interest income         239,177    277,026       215,732
                                 ------------ ---------- -------------
   Total net revenue                 581,766    611,358       419,836
                                 ------------ ---------- -------------
 Expense excluding interest:
  Compensation and benefits          110,705    125,641       103,084
  Clearing and servicing              62,500     64,138        46,930
  Advertising and market
   development                        23,914     30,420        21,188
  Communications                      25,576     27,834        18,210
  Professional services               20,741     23,219        16,703
  Depreciation and amortization       18,565     18,827        18,443
  Occupancy and equipment             22,150     20,428        16,249
  Amortization of other
   intangibles                        12,087     11,972         4,382
  Facility restructuring and
   other exit activities              16,684      2,884          (469)
  Other                               45,675     25,208        23,129
                                 ------------ ---------- -------------
   Total expense excluding
    interest                         358,597    350,571       267,849
                                 ------------ ---------- -------------
 Income before other income
  (expense), income taxes,
  minority interest,
  discontinued operations and
  cumulative effect of
  accounting change                  223,169    260,787       151,987
 Other income (expense):
  Corporate interest income            1,942      2,188         3,409
  Corporate interest expense         (37,964)   (36,114)      (13,783)
  Gain on sales and impairment
   of investments                     26,991     15,290        22,028
  Loss on early extinguishment
   of debt                                 -       (568)            -
  Equity in income of
   investments and venture funds       2,519        189         3,103
                                 ------------ ---------- -------------
   Total other income (expense)       (6,512)   (19,015)       14,757
                                 ------------ ---------- -------------
 Income before income taxes,
  minority interest,
  discontinued operations and
  cumulative effect of
  accounting change                  216,657    241,772       166,744
 Income tax expense                   66,429     85,080        57,606
 Minority interest in
  subsidiaries                             -          -             -
                                 ------------ ---------- -------------
 Net income from continuing
  operations                         150,228    156,692       109,138
 Discontinued operations, net of
  tax:
  Loss from discontinued
   operations                              -       (208)       (3,464)
  Gain on disposal of
   discontinued operations             3,021          -           171
                                 ------------ ---------- -------------
 Net gain (loss) from
  discontinued operations              3,021       (208)       (3,293)
 Cumulative effect of accounting
  change, net of tax                       -          -         1,646
                                 ------------ ---------- -------------
 Net income                      $   153,249  $ 156,484  $    107,491
                                 ============ ========== =============

 Basic earnings per share from
  continuing operations          $      0.35  $    0.37  $       0.30
 Basic earnings (loss) per share
  from discontinued operations          0.01      (0.00)        (0.01)
 Basic earnings per share from
  cumulative effect of
  accounting change                        -          -          0.00
                                 ------------ ---------- -------------
 Basic net earnings per share    $      0.36  $    0.37  $       0.29
                                 ============ ========== =============

 Diluted earnings per share from
  continuing operations          $      0.34  $    0.36  $       0.29
 Diluted earnings (loss) per
  share from discontinued
  operations                            0.01      (0.00)        (0.01)
 Diluted earnings per share from
  cumulative effect of
  accounting change                        -          -          0.00
                                 ------------ ---------- -------------
 Diluted net earnings per share  $      0.35  $    0.36  $       0.28
                                 ============ ========== =============
 Shares used in computation of
  per share data:
   Basic                             423,736    421,929       367,342
   Diluted                           438,883    439,460       382,031


            E*TRADE FINANCIAL CORPORATION AND SUBSIDIARIES



                      Consolidated Balance Sheet
                 (In thousands, except share amounts)
                             (Unaudited)


                                           September 30,  December 31,
                                               2006          2005
                                          -------------- -------------
                 ASSETS
Cash and equivalents                      $   1,199,638  $    844,188
Cash and investments required to be
 segregated under Federal or other
 regulations                                    271,851       610,174
Trading securities                              151,835       146,657
Available-for-sale mortgage-backed and
 investment securities                       15,332,963    12,763,438
Loans held-for-sale                             208,633        87,371
Brokerage receivables, net                    7,230,960     7,174,175
Loans receivable, net                        23,215,444    19,424,895
Property and equipment, net                     299,261       299,256
Goodwill                                      2,063,598     2,003,456
Other intangibles, net                          498,743       532,108
Other assets                                  1,050,245       681,968
                                          -------------- -------------
  Total assets                            $  51,523,171  $ 44,567,686
                                          ============== =============

  LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits                                  $  22,319,364  $ 15,948,015
Securities sold under agreements to
 repurchase                                  10,990,532    11,101,542
Brokerage payables                            7,399,279     7,342,208
Other borrowings                              4,206,922     4,206,996
Senior notes                                  1,400,505     1,401,947
Mandatory convertible notes                     439,330       435,589
Convertible subordinated notes                        -       185,165
Accounts payable, accrued and other
 liabilities                                    736,982       546,664
                                          -------------- -------------
  Total liabilities                          47,492,914    41,168,126
                                          -------------- -------------

Shareholders' equity:
Common stock, $0.01 par value, shares
 authorized: 600,000,000; issued and
 outstanding: 427,007,278 at September
 30, 2006 and 416,582,164 at December 31,
 2005                                             4,270         4,166
Additional paid-in-capital                    3,203,450     2,990,676
Retained earnings                             1,032,634       580,430
Accumulated other comprehensive loss           (210,097)     (175,712)
                                          -------------- -------------
  Total shareholders' equity                  4,030,257     3,399,560
                                          -------------- -------------
  Total liabilities and shareholders'
   equity                                 $  51,523,171  $ 44,567,686
                                          ============== =============




SEGMENT REPORTING
                         Three Months Ended September 30, 2006
                  ----------------------------------------------------
                    Retail    Institutional Eliminations(2)   Total
                  ----------- ------------- --------------- ----------
 Revenue:                            (In thousands)
   Operating
    interest
    income        $  397,998  $    576,258  $     (242,827) $ 731,429
   Operating
    interest
    expense         (176,939)     (442,181)        242,827   (376,293)
                  ----------- ------------- --------------- ----------
    Net operating
     interest
     income          221,059       134,077               -    355,136
   Provision for
    loan losses            -       (12,547)              -    (12,547)
                  ----------- ------------- --------------- ----------
    Net operating
     interest
     income after
     provision
     for loan
     losses          221,059       121,530               -    342,589
                  ----------- ------------- --------------- ----------
   Commission        100,902        32,704               -    133,606
   Service
    charges and
    fees              28,790         5,120               -     33,910
   Principal
    transactions           -        22,697               -     22,697
   Gain on sales
    of loans and
    securities,
    net               10,608         5,395               -     16,003
   Other revenue      30,942         2,771            (752)    32,961
                  ----------- ------------- --------------- ----------
    Total non-
     interest
     income          171,242        68,687            (752)   239,177
                  ----------- ------------- --------------- ----------
    Total net
     revenue         392,301       190,217            (752)   581,766
                  ----------- ------------- --------------- ----------
  Expense
   excluding
   interest:
   Compensation
    and benefits      77,002        33,703               -    110,705
   Clearing and
    servicing         18,307        44,945            (752)    62,500
   Advertising
    and market
    development       22,517         1,397               -     23,914
   Communications     22,248         3,328               -     25,576
   Professional
    services          12,140         8,601               -     20,741
   Depreciation
    and
    amortization      14,175         4,390               -     18,565
   Occupancy and
    equipment         20,434         1,716               -     22,150
   Amortization
    of other
    intangibles        9,913         2,174               -     12,087
   Facility
    restructuring
    and other
    exit
    activities        16,716           (32)              -     16,684
   Other              33,775        11,900               -     45,675
                  ----------- ------------- --------------- ----------
    Total expense
     excluding
     interest        247,227       112,122            (752)   358,597
                  ----------- ------------- --------------- ----------
 Segment income   $  145,074  $     78,095  $            -  $ 223,169
                  =========== ============= =============== ==========

                            Three Months Ended June 30, 2006
                  ----------------------------------------------------
                    Retail    Institutional Eliminations(2)   Total
                  ----------- ------------- --------------- ----------
 Revenue:                            (In thousands)
   Operating
    interest
    income        $  372,732  $    503,168  $     (215,527) $ 660,373
   Operating
    interest
    expense         (144,026)     (387,272)        215,527   (315,771)
                  ----------- ------------- --------------- ----------
    Net operating
     interest
     income          228,706       115,896               -    344,602
   Provision for
    loan losses            -       (10,270)              -    (10,270)
                  ----------- ------------- --------------- ----------
    Net operating
     interest
     income after
     provision
     for loan
     losses          228,706       105,626               -    334,332
                  ----------- ------------- --------------- ----------
   Commission        127,567        39,729               -    167,296
   Service
    charges and
    fees              27,803         5,837               -     33,640
   Principal
    transactions           -        31,590               -     31,590
   Gain on sales
    of loans and
    securities,
    net                8,958         2,149               -     11,107
   Other revenue      35,152         1,751          (3,510)    33,393
                  ----------- ------------- --------------- ----------
    Total non-
     interest
     income          199,480        81,056          (3,510)   277,026
                  ----------- ------------- --------------- ----------
    Total net
     revenue         428,186       186,682          (3,510)   611,358
                  ----------- ------------- --------------- ----------
  Expense
   excluding
   interest:
   Compensation
    and benefits      80,352        45,289               -    125,641
   Clearing and
    servicing         20,124        47,524          (3,510)    64,138
   Advertising
    and market
    development       28,388         2,032               -     30,420
   Communications     24,520         3,314               -     27,834
   Professional
    services          18,168         5,051               -     23,219
   Depreciation
    and
    amortization      14,570         4,257               -     18,827
   Occupancy and
    equipment         18,483         1,945               -     20,428
   Amortization
    of other
    intangibles        9,814         2,158               -     11,972
   Facility
    restructuring
    and other
    exit
    activities         2,824            60               -      2,884
   Other              21,452         3,756               -     25,208
                  ----------- ------------- --------------- ----------
    Total expense
     excluding
     interest        238,695       115,386          (3,510)   350,571
                  ----------- ------------- --------------- ----------
 Segment income   $  189,491  $     71,296  $            -  $ 260,787
                  =========== ============= =============== ==========

                         Three Months Ended September 30, 2005
                  ----------------------------------------------------
                    Retail    Institutional Eliminations(2)   Total
                  ----------- ------------- --------------- ----------
 Revenue:                            (In thousands)
   Operating
    interest
    income        $  175,330  $    362,547  $     (113,763) $ 424,114
   Operating
    interest
    expense          (63,223)     (257,641)        113,763   (207,101)
                  ----------- ------------- --------------- ----------
    Net operating
     interest
     income          112,107       104,906               -    217,013
   Provision for
    loan losses            -       (12,909)              -    (12,909)
                  ----------- ------------- --------------- ----------
    Net operating
     interest
     income after
     provision
     for loan
     losses          112,107        91,997               -    204,104
                  ----------- ------------- --------------- ----------
   Commission         83,755        30,523               -    114,278
   Service
    charges and
    fees              26,933         5,960               -     32,893
   Principal
    transactions           -        23,793               -     23,793
   Gain on sales
    of loans and
    securities,
    net               17,534         4,316               -     21,850
   Other revenue      27,927         2,901          (7,910)    22,918
                  ----------- ------------- --------------- ----------
    Total non-
     interest
     income          156,149        67,493          (7,910)   215,732
                  ----------- ------------- --------------- ----------
    Total net
     revenue         268,256       159,490          (7,910)   419,836
                  ----------- ------------- --------------- ----------
  Expense
   excluding
   interest:
   Compensation
    and benefits      58,899        44,185               -    103,084
   Clearing and
    servicing         10,690        44,150          (7,910)    46,930
   Advertising
    and market
    development       19,363         1,825               -     21,188
   Communications     15,390         2,820               -     18,210
   Professional
    services          10,757         5,946               -     16,703
   Depreciation
    and
    amortization      14,379         4,064               -     18,443
   Occupancy and
    equipment         14,271         1,978               -     16,249
   Amortization
    of other
    intangibles        2,193         2,189               -      4,382
   Facility
    restructuring
    and other
    exit
    activities          (270)         (199)              -       (469)
   Other              13,264         9,865               -     23,129
                  ----------- ------------- --------------- ----------
    Total expense
     excluding
     interest        158,936       116,823          (7,910)   267,849
                  ----------- ------------- --------------- ----------
 Segment income   $  109,320  $     42,667  $            -  $ 151,987
                  =========== ============= =============== ==========



KEY PERFORMANCE METRICS(3)
                                            Qtr                 Qtr
                                           ended               ended
                                           9/30/06             9/30/06
                    Qtr ended  Qtr ended    vs.    Qtr ended    vs.
 CORPORATE METRICS    9/30/06    6/30/06  6/30/06    9/30/05  9/30/05
------------------- --------------------------------------------------

Operating
 margin %(4)
-------------------
Consolidated               38 %       43 %   (5)%        36 %      2 %
Retail                     37 %       44 %   (7)%        41 %     (4)%
Institutional              41 %       38 %    3 %        27 %     14 %

Employees                4,180      4,140     1 %      3,039      38 %
Consultants and
 other                     455        565   (19)%        413      10 %
                    ----------------------        -----------
 Total headcount         4,635      4,705    (1)%      3,452      34 %

Revenue per
 headcount          $  125,516 $  129,938    (3)% $  121,621       3 %

Revenue per
 compensation and
 benefits dollar    $     5.26 $     4.87     8 % $     4.07      29 %

Book value per
 share              $     9.44 $     9.03     5 % $     6.72      40 %
Tangible book value
 per share          $     3.44 $     3.11    11 % $     5.33     (35)%

Cash &
 equivalents ($MM)  $  1,199.6 $    876.4    37 % $  1,389.6     (14)%
Free cash ($MM)     $    580.1 $    650.8   (11)% $    784.3     (26)%

Enterprise net
 interest spread
 (basis points)(5)         286        291    (2)%        252      13 %
Enterprise
 interest-earning
 assets, average
 ($MM)              $   46,400 $   44,064     5 % $   32,690      42 %

Earnings before
 interest, taxes,
 depreciation &
 amortization
 ("EBITDA") ($MM)
-------------------
Net income from
 continuing
 operations         $    150.2 $    156.7    (4)% $    109.2      38 %
Tax expense               66.4       85.1   (22)%       57.6      15 %
Depreciation &
 amortization             30.7       30.8     0 %       22.8      35 %
Corporate interest
 expense                  38.0       36.1     5 %       13.8     175 %
                    ----------------------        -----------
 EBITDA             $    285.3 $    308.7    (8)% $    203.4      40 %

Interest coverage          7.5        8.5   (12)%       14.8     (49)%


RETAIL METRICS
-------------------

Trading days              62.5       63.0    (1)%       64.0      (2)%

Daily Average
 Revenue Trades
 ("DARTs")
-------------------
US                     116,459    142,621   (18)%     79,257      47 %
International           18,671     22,981   (19)%     14,619      28 %
                    ----------------------        -----------
 Total DARTs           135,130    165,602   (18)%     93,876      44 %

Total retail
 trades (MM)               8.4       10.4   (19)%        6.0      40 %

Retail average
 commission per
 trade              $    11.95 $    12.23    (2)% $    13.94     (14)%

End of period
 margin debt ($B)   $     6.42 $     7.15   (10)% $     2.43     164 %
Average margin
 debt ($B)          $     6.66 $     6.99    (5)% $     2.27     193 %

Gross new
 trading/investing
 accounts              151,344    169,595   (11)%    155,304      (3)%
Gross new
 deposit/lending
 accounts              102,658     97,739     5 %     68,560      50 %
Inactive accounts     (142,415)  (164,166)  (13)%   (121,107)     18 %
Customer closed
 accounts              (60,670)   (61,689)   (2)%    (54,029)     12 %
                    ----------------------        -----------
 Net new retail
  accounts              50,917     41,479    23 %     48,728       4 %

End of period
 trading/investing
 accounts            3,627,414  3,626,963     0 %  3,014,467      20 %
End of period
 deposit/lending
 accounts              799,416    748,950     7 %    678,449      18 %
                    ----------------------        -----------
 End of period
  retail accounts    4,426,830  4,375,913     1 %  3,692,916      20 %

Net new customers       29,209     11,040   165 %     33,205     (12)%
End of period total
 retail customers    3,444,851  3,415,642     1 %  2,934,406      17 %

End of period
 assets per
 customer           $   53,632 $   52,741     2 % $   36,243      48 %
Consolidated net
 revenue per
 customer           $      169 $      179    (6)% $      143      18 %
Consolidated
 segment income per
 customer           $       65 $       76   (14)% $       52      25 %
Products per
 customer                  2.1        2.1     0 %        2.0       5 %

Total Retail Client
 Assets ($B)(6)
-------------------
Security holdings   $    123.4 $    121.6     1 % $     57.2     116 %
Cash (including
 money market
 funds)                    9.8        9.5     3 %        5.4      81 %
Unexercised options
 (vested)                 29.8       28.4     5 %       29.8       0 %
                    ----------------------        -----------
 Client assets in
  trading/investing
  accounts               163.0      159.5     2 %       92.4      76 %
                    ----------------------        -----------
Sweep Deposit
 Account                  10.4       10.5    (1)%        7.4      41 %
Transaction
 accounts                  6.8        6.1    11 %        4.2      62 %
CDs                        4.6        4.0    15 %        2.4      92 %
                    ----------------------        -----------
 Client assets in
  deposit accounts        21.8       20.6     6 %       14.0      56 %
                    ----------------------        -----------
 Total retail
  client assets     $    184.8 $    180.1     3 % $    106.4      74 %

Total customer
 cash and
 deposits ($B)(6)   $     31.6 $     30.1     5 % $     19.4      63 %

Unexercised options
 (unvested) ($B)    $     18.7 $     16.5    13 % $     18.7       0 %



INSTITUTIONAL
 METRICS
-------------------

Market Making
-------------------
Equity shares
 traded (MM)            54,472     69,537   (22)%     35,125      55 %
Average revenue
 capture per 1,000
 equity shares      $    0.382 $    0.387    (1)% $    0.535     (29)%
% of Bulletin Board
 equity shares to
 total equity
 shares                   92.5%      92.7% (0.2)%       86.0%    6.5 %

End of Period
 Enterprise Loans
 Receivable
 Detail ($MM)
-------------------
Mortgage and home
 equity loans, net  $   19,825 $   17,256    15 % $   13,556      46 %
Margin receivables       6,424      7,146   (10)%      2,426     165 %
Consumer loans, net      3,420      3,610    (5)%      4,081     (16)%
Other                      179        151    19 %         48     273 %
                    ----------------------        -----------
 Total enterprise
  loans receivable,
  net               $   29,848 $   28,163     6 % $   20,111      48 %

Credit Quality and
 Reserve Metrics
-------------------
Net charge-offs as
 a % of average
 held-for-
 investment loans,
 net (annualized)        0.17 %     0.15 % 0.02 %      0.20 %  (0.03)%
Provision as a % of
 average held-for-
 investment loans,
 net (annualized)        0.22 %     0.20 % 0.02 %      0.30 %  (0.08)%
Allowance as a % of
 total ending gross
 held-for-
 investment loans        0.30 %     0.32 %(0.02)%      0.34 %  (0.04)%
Total non-
 performing loans,
 net, as a % of
 total gross held-
 for-investment
 loans                   0.23 %     0.22 % 0.01 %      0.13 %   0.10 %
Total loan loss
 allowance as a %
 of total non-
 performing loans,
 net                      133 %      144 %  (11)%       256 %   (123)%
Tier 1 Capital
 Ratio(7)                5.80 %     5.85 %(0.05)%      5.87 %  (0.07)%
Risk Weighted
 Capital Ratio(7)       10.61 %    11.01 %(0.40)%     11.13 %  (0.52)%




ACTIVITY IN ALLOWANCE FOR LOAN LOSSES

                                Three Months Ended September 30, 2006
                                --------------------------------------
                                  Mortgage      Consumer      Total
                                ------------- ------------- ----------
                                            (In thousands)
Allowance for loan losses,
 ending 6/30/06                 $     34,461  $     32,660  $  67,121
Provision for loan losses              5,892         6,655     12,547
Charge-offs, net                      (3,290)       (6,470)    (9,760)
                                ------------- ------------- ----------
Allowance for loan losses,
 ending 9/30/06                 $     37,063  $     32,845  $  69,908
                                ============= ============= ==========




AVERAGE ENTERPRISE BALANCE SHEET DATA

                                           Three Months Ended
                                          September 30, 2006
                                  ------------------------------------

                                               Operating
                                    Average     Interest   Average
                                     Balance    Inc./Exp.  Yield/Cost
                                  ------------ ---------- ------------
Enterprise interest-earning                  (In thousands)
 assets:
Loans, net(8)                     $22,955,022   $364,744        6.36%
Margin receivables                  6,645,017    123,855        7.39%
Mortgage-backed and related
 available-for-sale securities     12,068,052    159,199        5.28%
Available-for-sale investment
 securities                         3,220,054     51,885        6.44%
Trading securities                    114,806      2,600        9.06%
Cash and cash equivalents(9)          974,738     11,272        4.59%
Stock borrow and other                422,010      8,690        8.17%
                                  ------------ ----------
 Total enterprise interest-earning
  assets                          $46,399,699    722,245        6.22%
                                  ============ ----------
Enterprise interest-bearing
 liabilities:
Retail deposits                   $20,992,962    141,035        2.67%
Brokered certificates of deposit      618,681      7,453        4.78%
Free credits(10)                    5,794,586     18,326        1.25%
Repurchase agreements and other
 borrowings                        11,586,260    150,837        5.09%
FHLB advances                       3,583,663     43,950        4.80%
Stock loan and other                1,283,026     11,617        3.59%
                                  ------------ ----------
 Total enterprise interest-bearing
  liabilities                     $43,859,178    373,218        3.36%
                                  ============ ----------
Enterprise net interest
 income/spread(5)                               $349,027        2.86%
                                               ==========

                                           Three Months Ended

                                              June 30, 2006
                                   -----------------------------------

                                                Operating
                                     Average     Interest   Average
                                      Balance    Inc./Exp.  Yield/Cost
                                   ------------ ---------- -----------
Enterprise interest-earning                  (In thousands)
 assets:
Loans, net(8)                      $20,419,936   $303,499        5.95%
Margin receivables                   6,982,867    123,390        7.09%
Mortgage-backed and related
 available-for-sale securities      11,715,510    147,374        5.03%
Available-for-sale investment
 securities                          3,048,166     47,287        6.21%
Trading securities                     142,452      2,946        8.27%
Cash and cash equivalents(9)         1,260,684     13,421        4.27%
Stock borrow and other                 493,981      8,795        7.14%
                                   ------------ ----------
 Total enterprise interest-earning
  assets                           $44,063,596    646,712        5.87%
                                   ============ ----------
Enterprise interest-bearing
 liabilities:
Retail deposits                    $19,848,322    115,062        2.33%
Brokered certificates of deposit       577,068      6,696        4.65%
Free credits(10)                     6,416,136     16,957        1.06%
Repurchase agreements and other
 borrowings                         10,580,283    129,103        4.83%
FHLB advances                        2,842,198     32,207        4.48%
Stock loan and other                 1,133,694      8,487        3.00%
                                   ------------ ----------
 Total enterprise interest-bearing
  liabilities                      $41,397,701    308,512        2.96%
                                   ============ ----------
Enterprise net interest
 income/spread(5)                                $338,200        2.91%
                                                ==========




                                           Three Months Ended
                                           September 30, 2005
                                   -----------------------------------

                                                Operating
                                     Average     Interest   Average
                                      Balance    Inc./Exp.  Yield/Cost
                                   ------------ ---------- -----------
Enterprise interest-earning                  (In thousands)
 assets:
Loans, net(8)                      $17,024,600  $ 232,004        5.45%
Margin receivables                   2,267,918     37,844        6.62%
Mortgage-backed and related
 available-for-sale securities       9,059,130     97,537        4.31%
Available-for-sale investment
 securities                          1,937,276     25,888        5.35%
Trading securities                     186,377      2,792        5.99%
Cash and cash equivalents(9)         1,793,028     14,950        3.31%
Stock borrow and other                 422,076      5,654        5.31%
                                   ------------ ----------
 Total enterprise interest-earning
  assets                           $32,690,405    416,669        5.10%
                                   ============ ----------
Enterprise interest-bearing
 liabilities:
Retail deposits                    $13,095,471     57,710        1.75%
Brokered certificates of deposit       540,575      4,815        3.53%
Free credits(10)                     3,406,685      4,733        0.55%
Repurchase agreements and other
 borrowings                          9,510,214     91,520        3.77%
FHLB advances                        4,093,294     40,914        3.91%
Stock loan and other                   426,729      2,025        1.88%
                                   ------------ ----------
 Total enterprise interest-bearing
  liabilities                      $31,072,968    201,717        2.58%
                                   ============ ----------
Enterprise net interest
 income/spread(5)                               $ 214,952        2.52%
                                                ==========




RECONCILIATION FROM ENTERPRISE NET INTEREST INCOME TO NET OPERATING
 INTEREST INCOME
                                          Three Months Ended
                                --------------------------------------
                                September 30,  June 30,  September 30,
                                    2006         2006        2005
                                ------------- ---------- -------------
                                            (In thousands)
Enterprise net interest income  $    349,027  $ 338,200  $    214,952
Taxable equivalent interest
 adjustment(11)                       (5,246)    (4,306)       (2,599)
Stock conduit, net(12)                    14        132           339
Customer cash held by third
 parties(13)                          11,341     10,576         4,321
                                ------------- ---------- -------------
Net operating interest income   $    355,136  $ 344,602  $    217,013
                                ============= ========== =============


    SUPPLEMENTAL INFORMATION AND ENDNOTES

    Explanation of Non-GAAP Measures and Certain Metrics

    Management believes free cash, EBITDA, interest coverage, EPS excluding acquisition-related integration expenses, enterprise net interest income and enterprise interest-earning assets are appropriate measures for evaluating the operating and liquidity performance of the Company. We believe that the elimination of certain items from the related GAAP measures is helpful to investors and analysts who may wish to use some or all of this information to analyze our current performance, prospects and valuation. Our management uses non-GAAP information internally to evaluate our operating performance and in formulating our budget for future periods.

    Free Cash

    Free cash represents cash held at the Company and its non-Bank and non-Brokerage subsidiaries, less discretionary reserves, plus excess capital at Bank and Brokerage after application of regulatory capital requirements and the Company's own regulatory capital guidelines. The Company believes that free cash is a useful measure of the Company's liquidity as it excludes cash reflected on the balance sheet that may not be freely available to the Company.

    EBITDA

    EBITDA represents net income from continuing operations before corporate interest expense, taxes and depreciation and amortization. Management believes that EBITDA provides a useful additional measure of our performance by excluding certain non-cash charges and expenses that are not directly related to the performance of our business.

    Interest Coverage

    Interest coverage represents EBITDA divided by corporate interest expense. Management believes that by excluding the charges and expenses that are excluded from EBITDA, interest coverage provides a useful additional measure of our ability to continue to meet our interest obligations and our liquidity.

    EPS Excluding Acquisition-Related Integration Expenses

    EPS excluding acquisition-related integration expenses represents net income plus acquisition-related integration expenses, net of tax divided by diluted shares. Management believes that excluding charges associated with the integration of our acquisitions from EPS provides a useful measure to assess the ongoing operating performance of the Company without the impact of nonrecurring charges associated with acquisitions.

    Enterprise Net Interest Income

    Enterprise Net Interest Income is taxable equivalent basis net operating interest income excluding corporate interest income and corporate interest expense, stock conduit interest income and expense and interest earned on customer cash held by third parties. Management believes this non-GAAP measure is useful to investors and analysts as it is a measure of the net operating interest income generated by our core operations.

    Enterprise Interest-Earning Assets

    Enterprise interest-earning assets consists of the primary interest-earning assets of the Company and includes: loans receivable, mortgage-backed and available-for-sale securities, margin loans, stock borrow balances, and cash required to be segregated under regulatory guidelines that earn interest for the Company. Management believes that this non-GAAP measure is useful to investors and analysts as it is a measure of the primary assets from which the Company generates net operating interest income.

    It is important to note these metrics and other non-GAAP measures may involve judgment by management and should be considered in addition to, not as a substitute for, or superior to, net income, consolidated statements of cash flows, or other measures of financial performance prepared in accordance with GAAP. For complete information on the items excluded from these non-GAAP measures, please see our financial statements and "Management's Discussion and Analysis of Results of Operations and Financial Condition" that will be included in the periodic report we expect to file with the SEC with respect to the financial periods discussed herein.

    (1) EPS excluding acquisition-related integration expenses is a non-GAAP financial measure per applicable SEC regulations. The earnings of $0.36 per share was calculated as Net Income as reported of $153,249,000 plus the after-tax impact of acquisition-related integration expenses of $2,577,000 for pro forma Net Income of $155,826,000 divided by 438,883,000 diluted shares.

    (2) Reflects elimination of transactions between Retail and Institutional segments, which include deposit transfer pricing, servicing and order flow rebates.

    (3) Amounts and percentages may not calculate due to rounding.

    (4) Operating margin is the percentage of net revenue that goes to net income before other income (expense), income taxes, minority interest, discontinued operations and cumulative effect of accounting change. The percentage is calculated by dividing our income before other income (expense), income taxes, minority interest, discontinued operations and cumulative effect of accounting change by our total net revenue.

    (5) Enterprise net interest spread is the taxable equivalent rate earned on average enterprise interest-earning assets less the rate paid on average enterprise interest-bearing liabilities, excluding corporate interest-earning assets and liabilities, stock conduit and cash held by third parties.

    (6) Total customer cash and deposits, as well as total retail client assets, have been re-presented to account for a methodology change to settlement date from trade date reporting as of 12/31/05.

    (7) Q3-06 estimate.

    (8) Excludes loans to customers on margin.

    (9) Includes segregated cash balances.

    (10) Free credits are balances held in Brokerage customer accounts arising from deposits of funds and sales of securities.

    (11) Gross-up for tax-exempt securities.

    (12) Net operating interest income earned on average stock conduit assets of $0.03 billion, $0.4 billion and $0.7 billion for the quarters ended September 30, 2006, June 30, 2006, and September 30, 2005, respectively.

    (13) Includes interest earned on average customer assets of $3.6 billion, $3.4 billion and $1.7 billion for the quarters ended
September 30, 2006, June 30, 2006 and September 30, 2005, respectively, held by parties outside E*TRADE FINANCIAL, including third party money market funds and sweep deposit accounts at unaffiliated financial institutions.


    CONTACT: Media Contact
             E*TRADE FINANCIAL Corporation
             Pam Erickson, 617-296-6080
             pam.erickson@etrade.com
             or
             Investor Relations Contact
             E*TRADE FINANCIAL Corporation
             Adam Townsend, 703-236-8719
             adam.townsend@etrade.com